UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 30, 2026

(Date of earliest event reported)

RELIABILITY INCORPORATED

(Exact name of registrant as specified in its charter)

Texas	000-07092	75-0868913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22505 Gateway Center Drive

P.O. Box 71

Clarksburg, MD 20871

(Address of principal executive offices, including zip code)

(202) 965-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RLBY	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On September 30, 2026, the Audit Committee of the Board of Directors of Reliability Incorporated (the “Company”) approved the transition from Ramirez Jimenez International CPAs (“RJI”) to Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accounting firm, subject to management’s satisfactory negotiation of final engagement terms. Following completion of those negotiations, the Company engaged Weinberg effective October 8, 2026 and notified RJI of its dismissal effective October 9, 2026.

RJI’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, except that the reports included explanatory language expressing substantial doubt in 2025 about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through October 9, 2026, there were no disagreements between the Company and RJI on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to RJI’s satisfaction, would have caused RJI to make reference to the subject matter in its reports on the Company’s financial statements.

During the same period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RJI with a copy of the disclosures in this Item 4.01 and requested that RJI furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree.

(b) Engagement of New Independent Registered Public Accounting Firm

As described above, the Company engaged Weinberg as its independent registered public accounting firm effective October 8, 2026, to review the Company’s interim financial statements for the quarter ended September 30, 2026, audit the Company’s consolidated financial statements for the year ending December 31, 2026, and review the Company’s interim financial statements for the first three quarters of 2027.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through October 8, 2026, neither the Company nor anyone acting on its behalf consulted Weinberg regarding (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, where written or oral advice was provided that Weinberg concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Ramirez Jimenez International CPAs dated October 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

Date: October 15, 2026

By:	/s/ Mark Speck
Mark Speck
President and Chief Financial Officer